                                                                   Exhibit 10.29

                         AMERICAN FINANCIAL REALTY TRUST

                            2003 OUTPERFORMANCE PLAN

                         EFFECTIVE AS OF JANUARY 1, 2003

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I     INTRODUCTION....................................................1

ARTICLE II    DEFINITIONS.....................................................2
   Section 2.1    "Affiliate".................................................2
   Section 2.2    "Award".....................................................2
   Section 2.3    "Award Agreement"...........................................2
   Section 2.4    "Beneficiary"...............................................2
   Section 2.5    "Board".....................................................2
   Section 2.6    "Cash Award"................................................2
   Section 2.7    "Cause".....................................................2
   Section 2.8    "Change in Control".........................................3
   Section 2.9    "Committee".................................................3
   Section 2.10   "Common Share"..............................................3
   Section 2.11   "Company"...................................................3
   Section 2.12   "Dividend Return" ..........................................3
   Section 2.13   "Effective Date"............................................3
   Section 2.14   "Employee"..................................................3
   Section 2.15   "Employer"..................................................3
   Section 2.16   "Employment Agreement"......................................3
   Section 2.17   "Equity Incentive Plan".....................................3
   Section 2.18   "First Baseline Date".......................................3
   Section 2.19   "Market Price Return".......................................4
   Section 2.20   "Measurement Date"..........................................4
   Section 2.21   "OP Units" .................................................4
   Section 2.22   "Outperformance Amount".....................................4
   Section 2.23   "Outperformance Reward".....................................4
   Section 2.24   "Participant"...............................................4
   Section 2.25   "Performance Threshold" ....................................4
   Section 2.26   "Permanent Disability"......................................4
   Section 2.27   "Plan"......................................................4
   Section 2.28   "Plan Initial Share Value" .................................4
   Section 2.29   "Plan Year".................................................4
   Section 2.30   "Restricted Common Shares" .................................4
   Section 2.31   "Second Baseline Date"......................................4
   Section 2.32   "Share Award"...............................................4
   Section 2.33   "Total Return to Shareholders"..............................4
   Section 2.34   "Valuation Date"............................................5
   Section 2.35   "Valuation Date Share Value" ...............................5
   Section 2.36   "Weighted Average Shares Outstanding" ......................5

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                                                                            Page

ARTICLE III   PARTICIPATION...................................................6
   Section 3.1    Initial Participants........................................6
   Section 3.2    New Participants............................................6

ARTICLE IV        OUTPERFORMANCE AMOUNT.......................................7
   Section 4.1    Outperformance Reward.......................................7
   Section 4.2    Outperformance Amount.......................................7
   Section 4.3    Total Return to Shareholders................................7
   Section 4.4    Performance Threshold.......................................7
   Section 4.5    Weighted Average Shares Outstanding.........................8

ARTICLE V          OUTPERFORMANCE REWARD......................................9
   Section 5.1    Awards......................................................9
   Section 5.2    Cash Award..................................................9
   Section 5.3    Share Award.................................................9
   Section 5.4    Termination and Forfeiture; Vesting; Change in Control.....10
   Section 5.5    Dividends..................................................11

ARTICLE VI         ADMINISTRATION............................................12
   Section 6.1    Committee..................................................12
   Section 6.2    Committee Authority........................................12
   Section 6.3    Committee Determinations...................................12
   Section 6.4    Compensation of Committee..................................12
   Section 6.5    Indemnification of Committee...............................12

ARTICLE VII   MISCELLANEOUS..................................................13
   Section 7.1    Amendment..................................................13
   Section 7.2    Non-Alienation.............................................13
   Section 7.3    Funding....................................................13
   Section 7.4    Governing Law..............................................13
   Section 7.5    Withholding................................................13
   Section 7.6    At-Will Employment Status..................................14
   Section 7.7    Headings...................................................14
   Section 7.8    Enforceability.............................................14
   Section 7.9    Successors.................................................14
   Section 7.10   Beneficiary................................................14
   Section 7.11   Incorporation of Equity Incentive Plan.....................14
   Section 7.12   Stock Certificates; Restrictive Legends....................14
   Section 7.13   Gender.....................................................15
   Section 7.14   Notices....................................................15
   Section 7.15   Overpayments...............................................15
   Section 7.16   Uniformity.................................................15

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                         AMERICAN FINANCIAL REALTY TRUST
                            2003 OUTPERFORMANCE PLAN

                                    ARTICLE I
                                  INTRODUCTION

     This is the American Financial Realty Trust 2003 Outperformance Plan (the "Plan"), which American Financial Realty Trust, a Maryland real estate investment trust, (the "Company") has adopted effective as of January 1, 2003. The Plan is intended to provide additional compensation for executive personnel who contribute materially to the continued growth, development and future business success of the Company. The Plan is a performance-based plan that utilizes total return to shareholders as the measurement criteria for determining bonus compensation for participants in the Plan. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and aligning the economic interests of the participants with those of the shareholders.

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                                   ARTICLE II
                                   DEFINITIONS

     The following terms shall have the following meanings for purposes of the
Plan:

     Section 2.1 "Affiliate" shall mean any entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company, including, but not limited to, First States Group, L.P.

     Section 2.2 "Award" shall mean the total Cash Award and Share Award awarded to a Participant under the Plan.

     Section 2.3 "Award Agreement" shall be the individual agreement provided by the Committee to each Participant notifying the Participant of participation in the Plan and specifying the Participant's percentage in the Outperformance Reward. By accepting and executing an Award Agreement, each Participant shall be agreeing to be subject to the terms of the Plan and to the discretion of the Committee as set forth in the Plan.

     Section 2.4 "Beneficiary" shall mean, on the death of the Participant, his estate, which shall include either the Participant's probate estate or living trust.

     Section 2.5 "Board" shall mean the Board of Trustees of the Company.

     Section 2.6 "Cash Award" shall mean the compensation awarded to a Participant under the Plan pursuant to Section 5.2 below.

     Section 2.7 "Cause" shall mean, unless defined otherwise in a Participant's Employment Agreement, (i) the conviction of the Participant of, or the entry of a plea of guilty or nolo contendere by the Participant to, a felony (exclusive of any felony relating to negligent operation of a motor vehicle or a conviction, plea of guilty or nolo contendere arising solely under a statutory provision imposing criminal liability upon the Participant on a per se basis due to the offices held by the Participant with the Employer, so long as any act or omission of the Participant with respect to such matter was not taken or omitted in contravention of any applicable policy or directive of the Board); (ii) willful breach of the Participant's duty of loyalty which is materially detrimental to the Employer; (iii) willful failure to perform or adhere to explicitly stated duties that are consistent with the Participant's Employment Agreement, or the Employer's reasonable and customary guidelines of employment or reasonable and customary corporate governance guidelines or policies, including without limitation any business code of ethics adopted by the Board, or to follow the lawful directives of the Board (provided such directives are consistent with the terms of the Participant's Employment Agreement) which, in any such case, continues for thirty (30) days after written notice from the Board to the Participant; or (iv) gross negligence or willful misconduct in the performance of the Participant's duties. For these purposes, no act, or failure to act, on the Participant's part will be deemed "gross negligence" or "willful misconduct" unless done, or omitted to be done, by the Participant not in good faith and without a reasonable belief that the Participant's act, or failure to act, was in the best interest of the Employer.

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     Section 2.8 "Change in Control" shall mean, unless defined otherwise in a
Participant's Employment Agreement, the occurrence of any of the following events: (i) any person, entity or affiliated group, excluding the Company, an Affiliate or any employee benefit plan of the Company, acquiring more than 50% of the then outstanding voting shares of the Company; (ii) the consummation of any merger or consolidation of the Company into another company, such that the ownership interest of the holders of the voting shares of the Company immediately prior to such merger or consolidation is less than 50% of the voting power of the securities of the surviving company or the parent of such surviving company; (iii) the complete liquidation of the Company or the sale or disposition of all or substantially all of the Company's assets, such that after the transaction, the ownership interest of the holders of the voting shares of the Company immediately prior to the transaction is less than 50% of the voting securities of the acquirer, or the parent of the acquirer; or (iv) a majority of the Board votes in favor of a decision that a Change in Control has occurred.

     Section 2.9 "Committee" shall mean the Compensation and Human Resources Committee of the Board or such other committee appointed by the Board for purposes of administering the Plan. The Committee may delegate its administrative powers under the Plan to a subcommittee or an Employee(s) of an Employer.

     Section 2.10 "Common Share" shall mean a common share of beneficial ownership, par value $0.001 per share, of the Company.

     Section 2.11 "Company" shall mean American Financial Realty Trust, a Maryland real estate investment trust or any business organization which succeeds to its business and elects to continue this Plan.

     Section 2.12 "Dividend Return" shall mean as such term is described in
Section 4.3.1 below.

     Section 2.13 "Effective Date" shall mean January 1, 2003.

     Section 2.14 "Employee" shall mean any employee of an Employer, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

     Section 2.15 "Employer" shall mean the Company or an Affiliate that employs the Participant.

     Section 2.16 "Employment Agreement" shall mean the employment agreement entered into between the Employee and the Employer governing the terms of the Employee's employment with the Employer.

     Section 2.17 "Equity Incentive Plan" shall mean the American Financial Realty Trust 2002 Equity Incentive Plan, as may be amended from time to time, or such other plan maintained by the Company pursuant to which Common Shares granted under the Plan may be issued to Participants.

     Section 2.18 "First Baseline Date" shall mean January 1, 2004.

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     Section 2.19 "Market Price Return" shall mean as such term is described in
Section 4.3.2 below.

     Section 2.20 "Measurement Date" shall mean the earlier of (i) January 1, 2006 or (ii) a Change in Control.

     Section 2.21 "OP Units" shall mean units of limited partnership interest in First States Group, L.P., but shall exclude any units owned by the Company or its subsidiaries in First States Group, L.P.

     Section 2.22 "Outperformance Amount" shall mean as such term is described in Section 4.2 below.

     Section 2.23 "Outperformance Reward" shall mean as such term is described in Section 4.1 below.

     Section 2.24 "Participant" shall mean any Employee who has been designated by the Committee as eligible to receive an Award under this Plan.

     Section 2.25 "Performance Threshold" shall mean as such term is described in Section 4.4 below.

     Section 2.26 "Permanent Disability" shall mean the inability of a Participant, due to a physical or mental impairment, to perform the material services of his or her position with the Employer for a period of six (6) months, whether or not consecutive, during any 365-day period. A determination of Permanent Disability shall be made in good faith by the Committee. Notwithstanding the foregoing, if a Participant is determined to be Permanently Disabled pursuant to the terms of his or her Employment Agreement, he or she shall be Permanently Disabled for purposes of this Plan.

     Section 2.27 "Plan" shall mean the American Financial Realty Trust 2003 Outperformance Plan, as embodied herein and as amended from time to time.

     Section 2.28 "Plan Initial Share Value" shall mean as such term is described in Section 4.3.2.1 below.

     Section 2.29 "Plan Year" shall mean the calendar year.

     Section 2.30 "Restricted Common Shares" shall mean Common Shares issued pursuant to Section 5.3 of the Plan.

     Section 2.31 "Second Baseline Date" shall mean January 1, 2005.

     Section 2.32 "Share Award" shall mean the portion of the Award granted to the Participant under the Plan determined pursuant to Section 5.3 below.

     Section 2.33 "Total Return to Shareholders" shall mean as such term is described in Section 4.3 below.

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     Section 2.34 "Valuation Date" shall mean, as applicable, the First Baseline
Date, the Second Baseline Date or the Measurement Date; provided, however, that if the Measurement Date occurs prior to the First Baseline Date and/or the Second Baseline Date, the First Baseline Date and/or Second Baseline Date shall not occur.

     Section 2.35 "Valuation Date Share Value" shall mean as such term is described in Section 4.3.2.2 below.

     Section 2.36 "Weighted Average Shares Outstanding" shall mean as such term is defined in Section 4.5 below.

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                                   ARTICLE III
                                  PARTICIPATION

     Section 3.1 Initial Participants. The Committee shall determine which Employees shall be Participants in the Plan as of the Effective Date and shall provide each individual with an Award Agreement evidencing their participation in the Plan.

     Section 3.2 New Participants. At any time prior to the Measurement Date, the Committee may provide that other Employees shall be eligible to participate in the Plan on the terms and conditions that the Committee determines appropriate for such Employee. Any such Employee shall be provided with an individual Award Agreement evidencing their participation in the Plan.

                                        6

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                                   ARTICLE IV
                              OUTPERFORMANCE AMOUNT

     Section 4.1 Outperformance Reward. The Outperformance Reward is equal to 6.5% of the Outperformance Amount. The Outperformance Reward, if any, for each Valuation Date will be distributed among the Participants in the Plan under Awards in accordance with Article V.

     Section 4.2 Outperformance Amount. The Outperformance Amount for any Valuation Date shall mean (i) per share amount equal to (x) the Total Return to Shareholders for such Valuation Date, minus (y) the Performance Threshold for such Valuation Date, multiplied by (ii) the Weighted Average Shares Outstanding for such Valuation Date.

     Section 4.3 Total Return to Shareholders. The Company's Total Return to Shareholders for any Valuation Date is calculated on a per share basis and shall mean the sum of (i) the Dividend Return for such Valuation Date, plus (ii) the Market Price Return for such Valuation Date.

          Section 4.3.1 Dividend Return. Dividend Return for any Valuation Date shall mean the aggregate amount of dividends per share that are distributed by the Company to a holder of record of one Common Share during the period from the Effective Date to such Valuation Date. For purposes of the calculation of Dividend Return, a dividend of record prior to a Valuation Date which is paid after the Valuation Date shall be included in the calculation of Dividend Return for such Valuation Date.

          Section 4.3.2 Market Price Return. Market Price Return for any Valuation Date shall mean the excess of (i) the Valuation Date Share Value for such Valuation Date, minus (ii) the Plan Initial Share Value.

               Section 4.3.2.1 Plan Initial Share Value. Plan Initial Share Value shall equal $11.00 per Common Share; provided, however, if the Company completes an initial public offering for its Common Shares prior to October 1, 2003 and the price per Common Share offered to the public in the Company's initial public offering is less than $11.00 per Common Share, then the Plan Initial Share Value shall equal the price per Common Share offered to the public in the Company's initial public offering.

               Section 4.3.2.2 Valuation Date Share Value. Valuation Date Share Value for any Valuation Date shall mean the fair market value of one Common Share on such Valuation Date. For this purpose, the fair market value of one Common Share will be determined by taking the average closing price of one Common Share for the 25 trading days ending immediately prior to the Valuation Date.

     Section 4.4 Performance Threshold. The Performance Threshold for any Valuation Date shall be calculated on a per share basis and shall mean (i) the Plan Initial Share Value, multiplied by (ii) the greater of (a) 12% compounded annually from the Effective Date to such Valuation Date, or (b) the percentage return equal to 115% of the Morgan Stanley REIT Index total return for the period from the Effective Date to such Valuation Date.

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     Section 4.5 Weighted Average Shares Outstanding. Weighted Average Shares
Outstanding for any Valuation Date shall mean the weighted average of the Common Shares and OP Units outstanding during the period from the Effective Date to such Valuation Date.

                                        8

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                                    ARTICLE V
                              OUTPERFORMANCE REWARD

     Section 5.1 Awards. Each Participant shall receive an Award under the Plan, calculated as of each Valuation Date, determined by multiplying the Outperformance Reward (if any) on a Valuation Date by the percentage specified for such Participant by the Committee in the Participant's Award Agreement; provided that no Participant shall have a percentage greater than 49.99%. Awards shall become payable to a Participant as described in Sections 5.2 and 5.3 below. The Committee shall have the right to increase a Participant's percentage from time to time and at any time prior to the Measurement Date, so long as the aggregate percentage payable to all Participants does not exceed 100%.

     Section 5.2 Cash Award. Subject to Section 5.4 below, after the end of each Valuation Date, the Committee shall determine the Outperformance Reward (if any) attributable to such Valuation Date. Twenty percent (20%) of the Outperformance Reward (if any) on a Valuation Date shall be payable to Participants in the Plan as a Cash Award pursuant to this Section 5.2 and shall be payable to Participants on such Valuation Date solely in cash. The amount of cash payable to each Participant in the Plan for the Valuation Date as the Cash Award shall be determined based on the percentage specified in the Participant's Award Agreement as in effect on the Valuation Date and shall be paid by the Company after the Valuation Date at such time as determined by the Committee. Any Cash Awards paid pursuant to this Section 5.2 shall be subject to the requirements described in Section 5.4 below. Notwithstanding anything in this Section 5.2 to the contrary, in the event that the value of Cash Awards paid to Participants on the First Baseline Date exceeds twenty percent (20%) of the total Outperformance Reward as of the Second Baseline Date, then no Cash Award shall be made for the Valuation Date that consists of the Second Baseline Date. In addition, in the event that the value of Cash Awards paid to Participants on the First Baseline Date and the Second Baseline Date, in the aggregate, exceeds twenty percent (20%) of the total Outperformance Reward as of the Measurement Date, then no Cash Award shall be made for the Valuation Date that consists of the Measurement Date.

     Section 5.3 Share Award. Subject to Section 5.4 below, on the Measurement Date, the Committee shall determine the Outperformance Reward (if any) as of the Measurement Date. Eighty percent (80%) of the value of such Outperformance Reward (if any) on the Measurement Date shall be payable to the Participant pursuant to this Section 5.3 as a Share Award. Except in the case of a Change in Control, such Share Award shall be payable to the Participant in Restricted Common Shares or cash, or a combination of Restricted Common Shares and cash, as determined by the Committee; provided that the aggregate number of Restricted Common Shares and/or value of cash distributed pursuant to this Section 5.3 shall not exceed the value of two percent (2%) of the Common Shares and OP Units outstanding on the Measurement Date. The number of Restricted Common Shares and/or amount of cash payable to each Participant in the Plan for the Measurement Date as the Share Reward shall be determined based on the percentage specified in the Participant's Award Agreement as in effect on the Measurement Date. If a Change in Control causes the Measurement Date to occur, the Participant shall receive his or her Share Award in cash, unless the Participant elects to receive his or her Share Award in Restricted Common Shares. Any Share Awards paid pursuant to this Section 5.3 shall be subject to the requirements described in Section 5.4. below. Restricted Common Shares distributed as Share

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Awards shall be issued under the Equity Incentive Plan. Share Awards shall be distributed/paid to Participants after the Measurement Date at such time as determined by the Committee. Notwithstanding anything in this Section 5.3 to the contrary, in the event that the aggregate value of Cash Awards paid to Participants on the First Baseline Date and the Second Baseline Date exceeds twenty percent (20%) of the total Outperformance Reward as of the Measurement Date, then the excess amount shall reduce the eighty percent (80%) of such Outperformance Reward payable as a Share Award under this Section 5.3 on an equivalent basis.

     Section 5.4 Termination and Forfeiture; Vesting; Change in Control.

          Section 5.4.1 Eligibility for Awards. Except as otherwise provided in the Participant's Award Agreement or the Plan, to be eligible to receive the percentage of the Award specified in the Participant's Award Agreement, the Participant must be employed by the Employer as an Employee on the applicable Valuation Date.

          Section 5.4.2 Vesting of Cash Award. Except as otherwise provided herein, each Participant who receives a Cash Award shall be fully vested in the Cash Award only at the time of receipt.

          Section 5.4.3 Vesting of Share Award. Except as otherwise provided in the Participant's Award Agreement or in Section 5.4.3.1, 5.4.3.2, and 5.4.3.3, the Share Award (irrespective of whether it is paid in Restricted Common Shares or cash, or a combination of Restricted Common Shares or cash) shall become vested, with respect to each Participant, provided the Participant is an Employee of the Employer on each such date, as follows: (i) 33-1/3% of the Share Award shall become vested on the later of the second (2d) anniversary of (a) the Effective Date, or (b) the Participant's commencement of employment with the Employer; (ii) an additional 33-1/3% of the Share Award shall become vested on the later of the third (3rd) anniversary of (a) the Effective Date, or (b) the Participant's commencement of employment with the Employer; and (iii) an additional 33-1/3% of the Share Award shall become vested on the later of the fourth (4th) anniversary of (a) the Effective Date, or (b) the Participant's commencement of employment with the Employer. The vesting of Restricted Common Shares pursuant to the preceding sentence shall be rounded down to the nearest whole Restricted Common Share and the Restricted Common Shares shall be fully vested as of the date described in (iii) of the preceding sentence. Cash payable pursuant to a Share Award shall be paid to the Participant according to the foregoing vesting schedule. If a Participant forfeits any portion of his or her Share Award for any reason, the Committee may reallocate such Participant's forfeited Share Award to the other Participants in the Plan. Participants may not transfer any portion of their Share Award prior to the date such portion of the Share Award becomes vested.

               Section 5.4.3.1 Termination for Death or Permanent Disability. Except as otherwise provided in the Participant's Award Agreement, if a Participant's employment with an Employer is terminated on account of the Participant's Permanent Disability or death, the vesting of the Participant's Share Award will be as follows (and the vesting schedule described in Section
5.4.3 shall not apply): (i) if the termination occurs during the first Plan Year of the Plan, the Participant (or the Participant's estate) will have a 33.3% vested interest in the Share Award; (ii) if the termination occurs during the second Plan Year of the Plan, the Participant (or the Participant's estate) will have a 66.7% vested interest in the Share Award; and (iii) if the termination occurs during the third or fourth Plan Year of the Plan, the Participant (or the Participant's estate) will have a 100% vested interest in the Share Award. The vested portion of the Share Award payable to the Participant (or the Participant's estate) shall be paid to the Participant (or the Participant's estate) after the Outperformance Reward for the Measurement Date has been determined. The Participant (or the Participant's estate) shall also receive the portion of the Participant's Cash Award that is paid for the next Valuation Date after the termination of the Participant's employment on account of Permanent Disability or death.

               Section 5.4.3.2 Termination for Cause, Without Cause or Voluntary Resignation. Except as otherwise provided in the Participant's Award Agreement, if a Participant's employment with an Employer terminates by the Employer on account of Cause, by the Employer without Cause or voluntarily by the Participant, any portion of the Participant's Share Award that is not vested as of such termination date shall be forfeited by the Participant.

               Section 5.4.3.3 Change in Control. Except as otherwise provided in the Participant's Award Agreement, if a Change in Control occurs while the Participant is an Employee of an Employer, the Participant shall fully vest in his or her Share Award.

     Section 5.5 Dividends. Dividends that are paid by the Company on the Common Shares with a dividend record date that occurs on or after the Measurement Date, shall also be paid on the Restricted Common Shares received by Participants pursuant to a Share Award. Dividends paid on such Restricted Common Shares will be paid without regard to whether the Share Award has then vested (which dividend shall be nonrefundable, notwithstanding any subsequent forfeiture, if any, of Restricted Common Shares in respect of which such dividend was paid). No dividends shall be paid on the Share Award portion of the Award if it is paid in cash.

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                                   ARTICLE VI
                                 ADMINISTRATION

     Section 6.1 Committee. This Plan shall be administered by the Committee. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. The Committee may also delegate ministerial duties to employees of an Employer or other persons it deems appropriate and capable of fulfilling such ministerial duties.

     Section 6.2 Committee Authority. The Committee shall have the sole authority to (i) determine which Employees shall be Participants, (ii) determine the percentage of the Award payable to each Participant, (iii) amend the terms of any previously issued Award Agreement, and (iv) deal with any matters arising under the Plan.

     Section 6.3 Committee Determinations. The Committee shall have all powers necessary to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations, constructions and determinations shall be final, binding and conclusive on all parties, including but not limited to the Employers and any Employee or Participant. As a condition of participating in the Plan and receiving an Award, a Participant must acknowledge, in writing or by acceptance of an Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     Section 6.4 Compensation of Committee. The Committee shall serve without compensation for its services hereunder. The Committee is authorized at the expense of the Company to employ such legal counsel as he may deem advisable to assist in the performance of its duties hereunder. Expenses and fees in connection with the administration of the Plan shall be paid by the Company.

     Section 6.5 Indemnification of Committee. To the extent permitted by applicable state law, the Company shall indemnify and hold harmless the members of the Committee, and any delegate who is an Employee of an Employer, against any and all expenses, liabilities and claims, including legal fees, to defend against such liabilities and claims arising out of their discharge in good faith of responsibilities under or incident to the Plan, other than expenses and liabilities arising out of gross negligence or willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any bylaw, agreement or otherwise, as such indemnities are permitted under state law.

                                   ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1 Amendment. This Plan and any Award Agreement may be amended or modified only with the consent of the Company acting through the Committee; provided, that any amendment or modification which adversely affects a Participant must be consented to by such Participant to be effective against him. The Committee shall have the authority to award Common Shares and/or cash to effect the spirit and intent of this plan in the event it determines that the Awards to be granted, if any, based upon the formulas set forth herein would not reflect the outperformance of the Company relative to industry indices and the purposes for which the Plan was implemented.

     Section 7.2 Non-Alienation. The Company shall pay all amounts payable hereunder only to the person or persons designated by the Plan and not to any other person or corporation. No part of a Participant's Award hereunder shall be liable for the debts, contracts, or engagements of such Participant, nor shall a Participant's Award be subject to execution by levy, attachment, or garnishment or by any other legal or equitable proceeding (including, but not limited to, an action for a divorce or legal separation), nor shall any such person have any right to alienate, anticipate, sell, transfer, commute, pledge, encumber, or assign any benefits or payments hereunder in any manner whatsoever. If any Participant is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, commute, assign, pledge, encumber or charge any distribution or payment from the Plan, voluntarily or involuntarily, the Committee, in its sole discretion, may cancel such distribution (or any part thereof) to or for the benefit of such Participant in such manner as the Committee shall direct.

     Section 7.3 Funding. The Company shall not be required to set aside any funds for payment of amounts hereunder. Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interests in any specific property or assets of the Company. No assets of the Company shall be held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets shall be, and remain, the general unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money or property in the future, and the rights of Participants and their Beneficiaries shall be no greater than those of unsecured general creditors.

     Section 7.4 Governing Law. The Plan is established under and will be construed according to the laws of the Commonwealth of Pennsylvania, excluding conflict of law provisions.

     Section 7.5 Withholding. All Awards payable under the Plan shall constitute taxable compensation to the Participant and shall be subject to federal (including FICA), state and local income tax reporting and withholding. The Company may withhold from amounts payable to Participants under the Plan any required withholding amounts or may require that Participants pay to the Company applicable withholding taxes. Each Participant, however, shall be responsible for the payment of all individual tax liabilities relating to such Awards.

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     Section 7.6 At-Will Employment Status. The terms and conditions of this
Plan shall not be deemed to constitute a contract of employment between the Company and the Participant. Such employment continues to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless otherwise expressly provided for in the Participant's Employment Agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Company, or to interfere in any way with any right of the Company to discipline or discharge the Participant at any time, subject to the terms of the Participant's Employment Agreement.

     Section 7.7 Headings. The headings of Articles is for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Plan.

     Section 7.8 Enforceability. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, and this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

     Section 7.9 Successors. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns and the Participants and their Beneficiaries. No other person shall be a third-party beneficiary or acquire any rights under this Plan.

     Section 7.10 Beneficiary. Any payments payable to a Participant following the Participant's death shall be payable to the Participant's Beneficiary.

     Section 7.11 Incorporation of Equity Incentive Plan. The provisions of the Equity Incentive Plan are hereby incorporated by reference as set forth herein with respect to Common Shares awarded under the Plan.

     Section 7.12 Stock Certificates; Restrictive Legends.

          Section 7.12.1 Stock Certificate. On any date of issuance of Restricted Common Shares or as soon as practicable thereafter, the Company shall issue a stock certificate to each Participant receiving Restricted Common Shares hereunder. Each such certificate shall be registered in the name of the appropriate Participant. The certificates issued hereunder shall bear a legend referring to the terms, conditions and restrictions applicable to such Restricted Common Shares hereunder, substantially in the following form (in addition to any other legend the Committee may determine to be necessary or appropriate):

          THE TRANSFERABILITY OF THIS CERTIFICATE AND THE COMMON SHARES REPRESENTED HEREBY ARE RESTRICTED BY AND SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE AMERICAN FINANCIAL REALTY TRUST 2003 OUTPERFORMANCE PLAN. COPIES OF SUCH PLAN ARE ON FILE IN THE OFFICES OF AMERICAN FINANCIAL REALTY TRUST.

          Section 7.12.2 Custody of Restricted Common Shares. The Committee may require that Common Share certificates evidencing the Restricted Common Shares be held in

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custody by the Company until the restrictions (including those relating to vesting and transferability) set forth in this Plan shall have lapsed, and that, as a condition to the issuance of the Restricted Common Shares to any Participant such Participant shall have delivered a stock power, endorsed in blank, relating to such Restricted Common Shares. If and when such restrictions lapse, the stock certificates shall be delivered by the Company to the appropriate Participant or his designee.

          Section 7.12.3 Conditions of Issuance of Restricted Common Shares. Any Restricted Common Shares or other securities distributed by the Company in respect of the Restricted Common Shares shall be subject to this Section 7.12, including the requirement of an appropriate legend, the requirement that the certificates representing such Restricted Common Shares or other securities be held in custody by the Company and the condition to distribution that the Participant have delivered a stock power with respect to such Restricted Common Shares or other securities.

          Section 7.12.4 Successor Corporation. If the Company shall be consolidated or merged with another corporation, each Participant shall be required to, to the extent that the Restricted Common Shares remain unvested and/or subject to restrictions or transferability, to deposit with the successor corporation each certificate that such Participant is entitled to receive by reason of the ownership of the Restricted Common Shares, and the other provisions of this Section 7.12 shall apply to such certificates.

     Section 7.13 Gender. The masculine gender shall include the feminine and the singular the plural, unless the context clearly requires otherwise.

     Section 7.14 Notices. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing or hand delivered, or sent by registered or certified mail to the Committee. Any notice to the Participant shall be sent to the last known address of the Participant on the Company's records or hand delivered to the Participant. Any such notices shall be deemed given as of the date of delivery, or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     Section 7.15 Overpayments. In the event that a Participant receives payment for an Award under this Plan that exceeds the amount that the Participant should have received under this Plan (as determined by the Committee), such Participant's future Cash Awards or Share Awards under the Plan shall be offset to the extent necessary to recoup the amount of the excess payment.

     Section 7.16 Uniformity. Nothing herein shall be construed as requiring that amounts payable under the Plan be the same with respect to each Participant.

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